1Q | 2015

Supplemental Information

FURNISHED AS OF MAY 6, 2015 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Balance Sheet Information

7	Statements of Income Information

8	Debt Metrics

9	Investment Activity

10	Portfolio by Market

11	Square Feet by Type, Provider and Building Size

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Same Store Properties

15	Reconciliation of NOI

16	Same Store Leasing Statistics

17	Components of Net Asset Value

18	Components of Expected 2015 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2015 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2014 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	1Q I 2015 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.3 billion in 199 real estate properties and mortgages as of March 31, 2015. The Company’s 198 owned real estate properties are located in 30 states and total approximately 14.3 million square feet. The Company provided leasing and property management services to approximately 9.5 million square feet nationwide.

A |	Corporate Headquarters

Healthcare Realty Trust Incorporated
West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Roger O. West	Retired General Counsel, Healthcare Realty Trust Incorporated
Dan S. Wilford	Retired President and Chief Executive Officer, Memorial Hermann Healthcare System

HEALTHCARE REALTY I 3	1Q I 2015 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7
Senior Notes due 2025	OTC	HR	421946AJ3

F |	Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared

On May 5, 2015, the Company declared a dividend of $0.30 per share, payable on May 29, 2015, to stockholders of record on May 18, 2015.

I |	Analyst Coverage

Avondale Partners, LLC	KeyBanc Capital Markets Inc.

Cowen and Company, LLC	Mizuho Securities USA Inc.

Goldman, Sachs & Co.	RBC Capital Markets, LLC

Green Street Advisors, Inc.	Stifel, Nicolaus & Company, Inc.

J.J.B. Hilliard W.L. Lyons, LLC	SunTrust Robinson Humphrey, Inc.

J.P. Morgan Securities LLC	Wells Fargo Securities, LLC

JMP Securities LLC

HEALTHCARE REALTY I 4	1Q I 2015 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2015	2014
	Q1	Q4	Q3	Q2	Q1
Net Income Attributable to Common Stockholders	$5,382	$18,073	$3,991	$5,971	$3,852
Gain on sales of real estate properties	—	(9,280)	—	(3)	—
Impairments	3,328	995	4,505	3,105	3,425
Real estate depreciation and amortization	28,532	27,897	27,697	27,017	26,248
Total adjustments	31,860	19,612	32,202	30,119	29,673
Funds from Operations	$37,242	$37,685	$36,193	$36,090	$33,525
Acquisition costs	38	471	188	49	—
Severance expense	141	—	—	—	—
Security deposit recognized upon sale	—	(407)	—	—	—
Reversal of restricted stock amortization upon director / officer resignation	—	(115)	(445)	—	—
Refund of prior year overpayment of certain operating expenses	—	—	—	(1,919)	—
Normalized Funds from Operations	$37,421	$37,634	$35,936	$34,220	$33,525
Funds from Operations per Common Share—Diluted	$0.38	$0.38	$0.37	$0.38	$0.35
Normalized Funds from Operations Per Common Share—Diluted	$0.38	$0.38	$0.37	$0.36	$0.35
FFO Weighted Average Common Shares Outstanding	99,137	98,086	97,329	95,978	95,585

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY I 5	1Q I 2015 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands, except per share data)

ASSETS

	2015	2014
Real Estate Properties:	Q1	Q4	Q3	Q2	Q1
Land	$187,951	$183,060	$183,991	$183,581	$176,553
Buildings, improvements and lease intangibles	3,077,828	3,048,251	3,030,960	3,014,422	2,903,471
Personal property	10,014	9,914	9,535	9,504	9,369
Land held for development	21,376	17,054	17,054	17,054	17,054
Total real estate properties	3,297,169	3,258,279	3,241,540	3,224,561	3,106,447
Less accumulated depreciation	(723,393)	(700,671)	(693,517)	(675,890)	(652,349)
Total real estate properties, net	2,573,776	2,557,608	2,548,023	2,548,671	2,454,098
Cash and cash equivalents	10,417	3,519	1,684	17,523	10,169
Mortgage notes receivable	1,900	1,900	1,900	4,858	86,372
Assets held for sale and discontinued operations, net	14,164	9,146	11,479	5,759	10,218
Other assets, net	188,198	185,337	178,238	173,299	160,267
Total assets	$2,788,455	$2,757,510	$2,741,324	$2,750,110	$2,721,124

LIABILITIES AND EQUITY
Liabilities:
Notes and bonds payable	$1,444,555	$1,403,692	$1,403,379	$1,397,027	$1,388,241
Accounts payable and accrued liabilities	50,144	70,240	60,017	72,460	50,682
Liabilities of discontinued operations	102	372	508	1,041	971
Other liabilities	64,469	62,152	57,913	60,232	59,436
Total liabilities	1,559,270	1,536,456	1,521,817	1,530,760	1,499,330
Commitments and contingencies
Equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	1,001	988	981	972	960
Additional paid-in capital	2,423,121	2,389,830	2,374,345	2,348,925	2,326,889
Accumulated other comprehensive income (loss)	(3,242)	(2,519)	51	51	51
Cumulative net income attributable to common stockholders	845,631	840,249	822,176	818,185	812,214
Cumulative dividends	(2,037,326)	(2,007,494)	(1,978,046)	(1,948,783)	(1,919,925)
Total stockholders’ equity	1,229,185	1,221,054	1,219,507	1,219,350	1,220,189
Noncontrolling interests	—	—	—	—	1,605
Total equity	1,229,185	1,221,054	1,219,507	1,219,350	1,221,794
Total liabilities and equity	$2,788,455	$2,757,510	$2,741,324	$2,750,110	$2,721,124

OTHER INFORMATION
Capital additions	$2,250	$3,996	$2,688	$4,559	$1,479
1st generation tenant improvements	3,463	4,475	3,351	10,693	3,865
2nd generation tenant improvements	2,992	5,956	4,085	3,132	5,380

HEALTHCARE REALTY I 6	1Q I 2015 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	Three Months Ended
	2015	2014				2013
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Revenues
Rental income	$95,034	$93,648	$92,095	$89,279	$86,502	$84,824	$77,301	$75,618
Mortgage interest	31	32	44	969	2,621	2,411	3,926	3,427
Other operating	1,391	1,320	1,474	1,423	1,448	1,386	1,578	1,507
	96,456	95,000	93,613	91,671	90,571	88,621	82,805	80,552
Expenses
Property operating	34,263	33,386	34,204	33,635	32,831	31,227	31,758	30,685
General and administrative	6,738	5,990	5,185	5,661	5,972	5,758	5,577	5,835
Depreciation	26,387	25,881	25,345	24,491	23,667	23,074	21,449	20,989
Amortization	2,667	2,630	2,656	2,775	2,759	2,826	2,595	2,559
Bad debts, net of recoveries	(207)	(92)	3	73	47	61	109	1
	69,848	67,795	67,393	66,635	65,276	62,946	61,488	60,069
Other Income (Expense)
Loss on extinguishments of debt	—	—	—	—	—	—	—	(29,638)
Interest expense	(18,322)	(18,237)	(18,192)	(18,066)	(17,918)	(17,772)	(17,043)	(18,925)
Impairment	(3,328)	—	—	—	—	—	—	—
Gain on sale of cost method investment in real estate	—	—	—	—	—	1,492	—	—
Interest and other income, net	91	91	409	2,035	100	261	237	219
	(21,559)	(18,146)	(17,783)	(16,031)	(17,818)	(16,019)	(16,806)	(48,344)

Income (Loss) From Continuing Operations	5,049	9,059	8,437	9,005	7,477	9,656	4,511	(27,861)

Discontinued Operations
Income (loss) from discontinued operations	333	729	221	108	(89)	52	1,344	1,840
Impairments	—	(995)	(4,505)	(3,105)	(3,425)	—	(6,259)	—
Gain on sales of real estate properties	—	9,280	—	3	—	2,748	20,187	1,783
Income (Loss) From Discontinued Operations	333	9,014	(4,284)	(2,994)	(3,514)	2,800	15,272	3,623

Net Income	5,382	18,073	4,153	6,011	3,963	12,456	19,783	(24,238)
Less: Net (income) loss attributable to noncontrolling interests	—	—	(162)	(40)	(111)	(72)	(18)	33
Net Income Attributable To Common Stockholders	$5,382	$18,073	$3,991	$5,971	$3,852	$12,384	$19,765	($24,205)

HEALTHCARE REALTY I 7	1Q I 2015 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS (1)
	Q1 2015 Interest Expense	Balance as of 3/31/2015	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$4,953	$299,386	22	6.62%
Senior Notes due 2021, net of discount	5,824	397,938	70	5.86%
Senior Notes due 2023, net of discount	2,389	248,298	97	3.85%
Total Senior Notes Outstanding	13,166	945,622	61	5.57%
Unsecured credit facility due 2017	529	142,000	25	1.58%
Unsecured term loan facility due 2019	810	200,000	47	1.62%
Mortgage notes payable, net	2,504	156,933	54	5.36%
Total Outstanding Notes and Bonds Payable	$17,009	$1,444,555	55	4.61%
Interest cost capitalization	—
Deferred financing costs	788
Unsecured credit facility fee	525
Total Quarterly Consolidated Interest Expense	$18,322

(1) In April, the Company announced that it intends to redeem all of its outstanding Senior Notes due 2017. The Company intends to use the net proceeds from the issuance of its 3.875% (effective rate - 3.885%) Senior Notes due 2025 issued on April 24, 2015. The proforma effective interest rate excluding the Senior Notes due 2017 and including the Senior Notes due 2025 was 4.05% for Total Outstanding Notes and Bonds Payable.

SELECTED FINANCIAL DEBT COVENANTS (2)
	Calculation	Requirement	Trailing Twelve Months Ended 3/31/2015
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	42.6%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	4.6%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	44.0%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	2.9x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	3.1x
Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$836,888
Construction and Development	CIP / Total Assets	Not greater than 15%	0.0%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.8%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	41.3%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	4.4%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	241.9%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	3.2x

Other
Debt to EBITDA	Total Debt / EBITDA	Not required	6.4x
Debt to Enterprise Value (3)	Total Debt / Enterprise Value	Not required	35.7%

(2) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.
(3) Based on closing price of $25.95 on May 1, 2015 and 100,391,509 shares outstanding.

HEALTHCARE REALTY I 8	1Q I 2015 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2015 INVESTMENT ACTIVITY

Location	Property Type	Closing	Purchase Price of Acquisition	Square Feet	Aggregate Leased %
Acquisitions
San Jose, CA	MOB	1/15/2015	$39,250	110,679	97%
Total			$39,250	110,679	97%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (1)(2)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2011	$150,312	$40,000	$61,931	$79,375	$331,618	$22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	39,250	—	—	6,581	45,831	—
Total	$586,546	$41,900	$200,203	$95,948	$924,597	$250,834
% of Total	63.4%	4.5%	21.7%	10.4%	100.0%

REDEVELOPMENT ACTIVITY
Location	Number of Properties	Square Feet	Budget	Amount Funded Q1 2015	Total Amount Funded Through 3/31/2015	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date

Birmingham, AL (3)	1	138,000	$15,400	$1,516	$1,516	$13,884	100%	Q4 2015
Nashville, TN (4)	2	294,000	47,800	5,065	9,449	38,351	83%	Q1 2017
Total	3	432,000	$63,200	$6,581	$10,965	$52,235

(1)	Net of mortgage notes receivable payoffs upon acquisition.

(2)	In Q2 2014, the Company acquired a property in Oklahoma for $85.4 million of which $81.2 million was previously funded by the Company under a construction mortgage note receivable.

(3)	Includes $5.9 million for the addition of a 400-space parking garage and $9.5 million in tenant improvement allowances and commissions.

(4)
Includes $15.2 million for the addition of 70,000 rentable square feet, $14.9 million for land and a 640-space parking garage, $17.7 million for existing building upgrades and tenant improvement allowances associated with newly executed leases.

HEALTHCARE REALTY I 9	1Q I 2015 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (88.5%)		INPATIENT (7.9%)		OTHER (3.6%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$468,089	2,149,939		42,627	156,245		2,348,811	16.4%
Charlotte, NC	166,240	820,457					820,457	5.7%
Nashville, TN	100,262	762,708					762,708	5.3%
Denver - Colorado Springs, CO	207,858	690,342		34,068			724,410	5.1%
Houston, TX	130,242	591,027					591,027	4.1%
Richmond, VA	147,459	558,801					558,801	3.9%
Indianapolis, IN	144,465	382,695	58,474		117,525		558,694	3.9%
Los Angeles, CA	135,585	488,371		63,000			551,371	3.9%
Des Moines, IA	134,489	233,413	146,542			152,655	532,610	3.7%
San Antonio, TX	101,546	483,811		39,786			523,597	3.7%
Seattle - Bellevue, WA	191,305	453,941	67,510				521,451	3.6%
Memphis, TN	90,229	515,876					515,876	3.6%
Roanoke, VA	49,822		334,454			131,750	466,204	3.3%
Austin, TX	124,622	351,725		66,095			417,820	2.9%
Honolulu, HI	131,560	298,427					298,427	2.1%
Oklahoma City, OK	108,201	68,860	200,000				268,860	1.9%
Chicago, IL	56,151	243,491					243,491	1.7%
Washington, DC	40,907	241,739					241,739	1.7%
Phoenix, AZ	63,508	179,963		51,903			231,866	1.6%
Miami, FL	46,708	215,980					215,980	1.5%
Other (34 markets)	631,057	1,801,511	310,101	373,722	186,000	226,172	2,897,506	20.4%
Total	$3,270,305	11,533,077	1,117,081	671,201	459,770	510,577	14,291,706	100.0%
Number of Properties		158	16	11	3	10	198
Number of Mortgages		1	—	—	—	—	1
Percent of Square Feet		80.7%	7.8%	4.7%	3.2%	3.6%	100.0%
Investment (1)		$2,484,997	$265,085	$191,816	$252,106	$76,301	$3,270,305
Mortgages		1,900	—	—	—	—	1,900
Total $ Invested		$2,486,897	$265,085	$191,816	$252,106	$76,301	$3,272,205
% of $ Invested		76.0%	8.1%	5.9%	7.7%	2.3%	100.0%

ON/OFF CAMPUS BY SQUARE FEET
	2015				2014	2013
	Q1	Q4	Q3	Q2	Q1	Q4
On/adjacent	83%	82%	81%	81%	80%	80%
Off (2)	17%	18%	19%	19%	20%	20%
	100%	100%	100%	100%	100%	100%

(1)	Excludes gross assets held for sale, land held for development and corporate property.

(2)	Approximately 43% of the off-campus square footage is anchored by a hospital system.

HEALTHCARE REALTY I 10	1Q I 2015 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	8,905,909	2,627,168	1,117,081	12,650,158	88.5%	449,700	13,099,858
Inpatient Rehab			671,201	671,201	4.7%		671,201
Inpatient Surgical			459,770	459,770	3.2%		459,770
Other	157,978	126,427	226,172	510,577	3.6%		510,577
Total Square Feet	9,063,887	2,753,595	2,474,224	14,291,706	100.0%	449,700	14,741,406
Percent of Total Square Footage	63.4%	19.3%	17.3%	100.0%
Total Number of Properties	126	35	37	198

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF(3)	Leased SF Total	% of Total SF
Baylor Scott & White Health	AA-/Aa3	25	2,357,719	16.5%	1,147,774	8.0%
Ascension Health	AA+/Aa2	17	1,167,438	8.2%	292,004	2.0%
Catholic Health Initiatives	A/A2	13	962,016	6.7%	502,070	3.5%
HCA	B+/B3	15	909,144	6.5%	500,125	3.5%
Tenet Healthcare Corporation	B/B1	11	759,084	5.3%	187,751	1.3%
Carolinas HealthCare System	--/Aa3	15	729,824	5.1%	578,341	4.0%
Bon Secours Health System	A-/A3	7	548,801	3.8%	246,689	1.7%
Baptist Memorial Health Care	A-/--	7	515,876	3.6%	107,594	0.8%
Mercy (St. Louis)	AA-/Aa3	2	386,000	2.7%	386,000	2.7%
Indiana University Health	AA-/Aa3	3	382,695	2.7%	243,072	1.7%
HealthSouth	BB-/Ba3	5	346,894	2.4%	346,894	2.4%
University of Colorado Health	AA-/A1	5	345,240	2.4%	131,562	0.9%
Trinity Health	AA-/Aa2	2	278,904	2.0%	180,131	1.3%
Medstar Health	A-/A2	3	241,739	1.7%	126,449	0.9%
Advocate Health Care	AA/Aa2	2	238,391	1.7%	69,128	0.5%
Memorial Hermann	A+/A1	4	206,090	1.4%	82,686	0.6%
Providence Health & Services	AA-/Aa3	4	202,729	1.4%	129,826	0.9%
Overlake Hospital	A/A2	1	191,051	1.3%	45,610	0.3%
OrthoIndy	N/R	2	175,999	1.2%	175,999	1.2%
Hawaii Pacific Health	A/A2	2	173,502	1.2%	59,967	0.4%
Other - Credit Rated		16	944,265	6.6%
Total - Credit Rated		159	11,887,402	83.2%
Total		198	14,291,706	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	45.3%	6,472,556	143,835	45
<100,000 and >75,000	22.7%	3,241,537	85,304	38
<75,000 and >50,000	17.2%	2,460,163	63,081	39
<50,000	14.8%	2,117,450	27,861	76
Total	100.0%	14,291,706	72,180	198

(1)	Excludes mortgage notes receivable and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 83.2% of HR's portfolio is associated with a credit-rated healthcare provider and 63.3% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	1Q I 2015 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT ("MT")			SINGLE-TENANT NET LEASE ("STNL")			TOTAL
	Number of Leases	Square Feet	% of Total MT Square Feet	Number of Leases	Square Feet	% of Total STNL Square Feet	Number of Leases	Square Feet	% of Total MT & STNL Square Feet
2015	407	1,307,373	11.1%	—	—	—%	407	1,307,373	9.1%
2016	323	1,072,432	9.1%	2	69,749	2.8%	325	1,142,181	8.0%
2017	333	1,416,794	12.0%	5	334,454	13.5%	338	1,751,248	12.3%
2018	255	1,355,768	11.5%	—	—	—%	255	1,355,768	9.5%
2019	261	1,254,191	10.6%	9	371,805	15.0%	270	1,625,996	11.4%
2020	109	798,340	6.8%	1	83,318	3.4%	110	881,658	6.2%
2021	78	411,804	3.5%	2	143,868	5.8%	80	555,672	3.9%
2022	71	561,558	4.8%	2	137,016	5.6%	73	698,574	4.9%
2023	89	645,574	5.5%	1	75,000	3.0%	90	720,574	5.0%
2024	52	394,972	3.3%	2	65,381	2.7%	54	460,353	3.2%
Thereafter	29	344,816	2.9%	13	1,193,633	48.2%	42	1,538,449	10.8%

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (2)	Single-Tenant Net Lease Properties
0 - 2,500	969	—
2,501 - 5,000	553	—
5,001 - 7,500	182	1
7,501 - 10,000	99	1
10,001 +	204	35
Total Leases	2,007	37

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	The average lease size in the multi-tenant properties is 4,765 square feet.

HEALTHCARE REALTY I 12	1Q I 2015 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY
			2015				2014
	Investment at 3/31/2015	Square Feet at 3/31/2015	Q1	Q4	Q3	Q2	Q1
Multi-Tenant
Same store properties, as reported (2)	$2,017,988	9,496,795	86.8%	87.1%	87.0%	85.9%	85.3%
Acquisitions	335,584	1,210,138	90.5%	90.3%	88.7%	93.0%	93.6%
Reposition	182,957	1,110,549	50.7%	53.6%	53.2%	52.6%	54.1%
Total	$2,536,529	11,817,482	83.8%	83.7%	83.9%	83.2%	82.8%

Single-Tenant Net lease
Same store properties, as reported (2)	$504,370	2,011,529	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	229,405	462,695	100.0%	100.0%	100.0%	100.0%	100.0%
Total	$733,775	2,474,224	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties, as reported (2)	$2,522,358	11,508,324	89.1%	89.3%	89.2%	88.3%	87.8%
Acquisitions	564,990	1,672,833	93.1%	93.1%	92.1%	95.5%	95.2%
Reposition	182,957	1,110,549	50.7%	53.6%	53.2%	52.6%	54.1%
Total	$3,270,305	14,291,706	86.6%	86.4%	86.6%	86.1%	85.5%

# of Properties
Same store properties, as reported (2)			162	160	167	168	168
Acquisitions			18	18	14	13	11
Reposition			18	20	19	19	19
Total			198	198	200	200	198

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Properties previously disclosed as development conversions are now included in the same store properties. As reported except for the inclusion of development conversion properties.

HEALTHCARE REALTY I 13	1Q I 2015 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY (1) (2)
	1Q 2015	4Q 2014	3Q 2014	2Q 2014	1Q 2014	4Q 2013	3Q 2013	2Q 2013
Multi-tenant
Revenues	$62,830	$62,362	$61,888	$61,444	$60,597	$59,987	$58,288	$57,864
Expenses	27,482	27,239	28,241	27,869	27,510	26,564	27,839	27,103
NOI	$35,348	$35,123	$33,647	$33,575	$33,087	$33,423	$30,449	$30,761
Occupancy	86.8%	87.0%	87.0%	85.8%	85.3%	85.2%	84.7%	84.7%
Number of properties	129	129	129	129	129	129	129	129

Single-tenant net lease
Revenues	$13,184	$12,986	$12,769	$12,718	$12,675	$12,630	$12,609	$12,361
Expenses	427	485	405	545	509	526	526	563
NOI	$12,757	$12,501	$12,364	$12,173	$12,166	$12,104	$12,083	$11,798
Occupancy	100.0%	98.2%	98.2%	98.2%	98.2%	98.2%	98.2%	98.2%
Number of properties	33	33	33	33	33	33	33	33

Total Revenues	$76,014	$75,348	$74,657	$74,162	$73,272	$72,617	$70,897	$70,225
Total Expenses	27,909	27,724	28,646	28,414	28,019	27,090	28,365	27,666
Total Same Store NOI	$48,105	$47,624	$46,011	$45,748	$45,253	$45,527	$42,532	$42,559
Occupancy	89.1%	89.0%	88.9%	88.0%	87.6%	87.5%	87.0%	87.0%
Number of properties	162	162	162	162	162	162	162	162

TRAILING TWELVE MONTHS (1) (2)
	Twelve Months Ended March 31,
	2015	2014	% Change
Multi-tenant
Revenues	$248,524	$236,736	5.0%
Expenses	$110,831	$109,016	1.7%
NOI	$137,693	$127,720	7.8%
Revenue per occupied square feet	$30.29	$29.57	2.4%
Average occupancy	86.4%	84.3%
Number of properties	129	129

Single-tenant net lease
Revenues	$51,657	$50,275	2.7%
Expenses	$1,862	$2,124	(12.3)%
NOI	$49,795	$48,151	3.4%
Revenue per occupied square feet	$26.06	$25.45	2.4%
Average occupancy	98.6%	98.2%
Number of properties	33	33

Total Revenues	$300,181	$287,011	4.6%
Total Expenses	$112,693	$111,140	1.4%
Total Same Store NOI	$187,488	$175,871	6.6%
Revenue per occupied square feet	$29.47	$28.76	2.5%
Average occupancy	88.5%	86.7%
Number of Properties	162	162

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Properties previously disclosed as development conversion are now included in the same store properties.

HEALTHCARE REALTY I 14	1Q I 2015 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

QUARTERLY
	1Q 2015	4Q 2014	3Q 2014	2Q 2014	1Q 2014	4Q 2013	3Q 2013	2Q 2013
Rental income (a)	$95,034	$93,648	$92,095	$89,279	$86,502	$84,824	$77,301	$75,618
Property lease guaranty revenue (b)	1,102	1,029	1,100	1,160	1,141	1,123	1,383	1,331
Exclude straight-line rent revenue	(2,832)	(3,122)	(3,046)	(2,504)	(2,297)	(2,939)	(2,371)	(2,149)
Revenue	93,304	91,555	90,149	87,935	85,346	83,008	76,313	74,800
Property operating expense	(34,263)	(33,386)	(34,204)	(33,635)	(32,831)	(31,227)	(31,758)	(30,685)
NOI	$59,041	$58,169	$55,945	$54,300	$52,515	$51,781	$44,555	$44,115
Less:
Acquisitions	(9,998)	(9,112)	(8,591)	(6,829)	(5,510)	(4,713)	(851)	(346)
Reposition	(1,106)	(1,569)	(1,339)	(1,706)	(1,740)	(1,497)	(1,008)	(1,188)
Dispositions / other	168	136	(4)	(17)	(12)	(44)	(164)	(22)
Same store NOI	$48,105	$47,624	$46,011	$45,748	$45,253	$45,527	$42,532	$42,559

(a) Rental income reconciliation:
Property operating	$74,654	$73,153	$71,847	$71,029	$69,274	$67,015	$62,241	$61,234
Single-tenant net lease	17,548	17,373	17,202	15,746	14,931	14,870	12,689	12,235
Straight-line rent	2,832	3,122	3,046	2,504	2,297	2,939	2,371	2,149
Total consolidated rental income	$95,034	$93,648	$92,095	$89,279	$86,502	$84,824	$77,301	$75,618

(b) Other operating income reconciliation:
Property lease guaranty revenue	$1,102	$1,029	$1,100	$1,160	$1,141	$1,123	$1,383	$1,331
Interest income	157	163	246	130	192	173	102	91
Other	132	128	128	133	115	90	93	85
Total consolidated other operating income	$1,391	$1,320	$1,474	$1,423	$1,448	$1,386	$1,578	$1,507

TRAILING TWELVE MONTHS
	Twelve Months Ended March 31,
	2015	2014
NOI	$227,455	$192,966
Less:
Acquisitions	(34,530)	(11,420)
Reposition	(5,720)	(5,433)
Dispositions / other	283	(242)
Same store NOI	$187,488	$175,871

HEALTHCARE REALTY I 15	1Q I 2015 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

	2015	2014 (2)
	Q1	Q4	Q3	Q2	Q1
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.0%	2.9%	3.0%	3.0%	2.9%
Single-tenant net lease properties	0.7%	6.9%	3.5%	2.1%	1.7%
Cash leasing spreads for renewals, multi-tenant properties	3.6%	4.0%	1.4%	2.5%	2.0%
Tenant retention rate, multi-tenant properties	83.1%	88.6%	85.9%	89.7%	77.4%

As of 3/31/2015
Multi-Tenant Contractual Rental Rate Increases by Type
Annual increase	84.0%
Non-annual increase	8.1%
No increase (term < 1 year)	4.0%
No increase (term > 1 year)	3.9%

Tenant Type
Multi-Tenant properties
Hospital	45.5%
Physician and other	54.5%
Single-Tenant net lease properties
Hospital	81.2%
Other	18.8%

Lease Structure, multi-tenant only
Gross	17.6%
Modified gross	34.4%
Net	48.0%

Ownership Type
Ground lease	58.3%
Fee simple	41.7%

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Reflects amounts reported in prior periods.

HEALTHCARE REALTY I 16	1Q I 2015 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

	Trailing Twelve Months
Asset Type	Same Store (1)	Acquisitions	Reposition(2)	Timing Adjustments (3)	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$154,165	$19,771	$5,755	$17,878	$197,569	80.1%
Inpatient rehab	16,595	2,281	-	359	19,235	7.8%
Inpatient surgical	12,821	9,221	-	59	22,101	9.0%
Other	3,907	3,257	371	67	7,602	3.1%
Total NOI	$187,488	$34,530	$6,126	$18,363	$246,507	100.0%

TOTAL SHARES OUTSTANDING (AS OF MAY 1, 2015)    100,391,509

	Land held for development	$21,376
	Mortgage notes receivable	1,900
	Subtotal	$23,276

+	ADD: OTHER ASSETS
	Assets held for sale (4)	$24,202
	Reposition properties (net book value)(2)	14,821
	Cash and other assets (5)	91,494
	Subtotal	$130,517

-	SUBTRACT: DEBT
	Unsecured credit facility	$142,000
	Unsecured term loan	200,000
	Senior notes	945,622
	Mortgage notes payable	156,933
	Other liabilities (6)	77,655
	Subtotal	$1,522,210

(1)	See Same Store Properties schedule on page 15 for details on same store NOI.

(2)
Reposition properties includes 18 properties, which comprises 1,110,549 square feet. The NOI table above includes 11 of these properties comprising 859,386 square feet that have generated positive NOI totaling approximately $6.1 million. The remaining 7 properties, comprising 251,163 square feet, have generated a NOI loss of approximately $0.4 million and are reflected at a net book value of $14.8 million in the table below.

(3)
Same store NOI is adjusted to reflect an annual NOI from properties acquired during the prior nine quarters and development conversions adjustments represent an estimated full annual stabilization rate of $27.5 million.

(4)	Assets held for sale includes three real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(5)
Includes cash of $10.4 million and other assets of $81.1 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $64.0 million and above-market intangible assets (net) of $17.0 million.

(6)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $50.2 million, pension plan liability of $16.8 million, security deposits of $5.7 million, market-rate lease intangibles of $4.2 million, and deferred operating expense reimbursements of $0.8 million. Also, excludes deferred revenue of $36.3 million.

HEALTHCARE REALTY I 17	1Q I 2015 SUPPLEMENTAL INFORMATION

Components of Expected 2015 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.0%	89.0%
Single-Tenant Net Lease	100.0%	100.0%

Revenue per Occupied Square Foot
Multi-Tenant	$29.00	$32.00
Single-Tenant Net Lease	$26.00	$27.50

Multi-Tenant NOI Margin	55.0%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	7.5%	10.0%
No Increase (term < 1 year)	3.0%	5.0%
No Increase (term > 1 year)	4.0%	6.0%

Contractual increases for in-place leases ("annual bumps")
Multi-Tenant	2.9%	3.1%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Leasing Spreads	1.0%	4.0%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Same Store Multi-Tenant NOI Growth	2.0%	6.0%

Normalized G&A	$23,500	$25,500

Funding Activity
Acquisitions	$75,000	$150,000
Dispositions	(100,000)	(150,000)
Development	10,000	20,000
Redevelopment/Reposition	30,000	40,000
Capital Additions	10,000	15,000
1st Generation Tenant Improvements	10,000	15,000
2nd Generation Tenant Improvements	12,000	18,000

Cash Yield
Acquisitions	6.00%	6.50%
Dispositions	6.00%	7.00%
Redevelopment/Development (stabilized)	7.00%	8.50%

Leverage (Debt/Cap)	40.0%	45.0%

HEALTHCARE REALTY I 18	1Q I 2015 SUPPLEMENTAL INFORMATION